EXHIBIT 4.1


NUMBER                                                                SHARES
XXXX                                                                  XXXX

                                  SPECIMEN
                          ALAMOSA (DELAWARE), INC.
                           a Delaware Corporation
       The Corporation is authorized to issue 9,000 Common Shares --
                            Par Value $0.01 each


        This Certifies that XXXX __________________________________________
is the registered holder of X X X X X (XXX)_____________________________ Shares of Common Stock, par value $0.01 per share, of Alamosa (Delaware), Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this XXXX day of XXXXXX A.D. XXX.



_________________________           SEAL           ___________________________






        For Value Received, _____ hereby sell, assign and transfer unto ______
____________________________________________________________________________
____________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ______________________________
              In presence of

                                               _______________________________

________________________________



                  NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
             MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
           FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
             ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.